Stein Roe Advisor Funds

Annual Report
Sept. 30, 1998

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Stein Roe Advisor Funds

Growth and Income Funds

                  Stein Roe Advisor Balanced Fund
                  Stein Roe Advisor Growth & Income Fund
LOGO:
Stein Roe Mutual Funds
Sensible Risks. Intelligent Investments.(sm)

Contents
------------------------------------------------------------------------------
Performance................................................................. 1
   How the Stein Roe Advisor growth and income funds have done over time

Q&A
   Interviews with the portfolio managers and
   summaries of investment activity
Stein Roe Advisor Balanced Fund............................................. 2
Stein Roe Advisor Growth & Income Fund...................................... 4

Portfolio of Investments.................................................... 6
   A complete list of investments with market values

Financial Statements........................................................14
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements...............................................20

Financial Highlights........................................................23
   Selected per-share data

Report of Independent
  Auditors .................................................................25

                Must be accompanied or preceded by a prospectus.

Fund Performance
--------------------------------------------------------------------------------
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

                          Average Annual Total Returns
                          Periods ended Sept. 30, 1998
-------------------------------------------------------------------------------------------------------
                                                     Past 1        Past 3         Past 5        Past 10
                                                      Year          Years          Years         Years
-------------------------------------------------------------------------------------------------------
Stein Roe Advisor Balanced Fund                      -0.71%        11.91%          9.89%         11.38%
Stein Roe Advisor Growth & Income Fund                3.18         18.13          15.62          15.48
S&P 500                                               9.08         22.61          19.91          17.27

Investment Comparison
--------------------------------------------------------------------------------
Comparison of change in value of a $10,000 investment.
--------------------------------------------------------------------------------
Mountain Chart:
                   Advisor Balanced       S&P 500       Advisor Growth & Income
9/30/88            10000                  10000         10000
9/30/89            12046                  13295         13030
9/30/90            11192                  12067         12315
9/30/91            14476                  15819         15247
9/30/92            16048                  17565         17339
9/30/93            18339                  19843         20406
9/30/94            18358                  20573         21175
9/30/95            20966                  26685         25583
9/30/96            24015                  32018         31304
9/30/97            29595                  45087         40867
9/30/98            29384                  49182         42168


--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. These graphs compare the performance of the Stein Roe funds to the S&P 500 Index, an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment. The Adviser currently limits annual expenses to 1.35% and 1.40% of averagedailynetassets, respectively, of the Stein Roe Advisor Balanced Fund and Stein Roe Advisor Growth & Income Fund; absent these limits, total returns would be less. Historical performance for Class K shares for the period prior to Feb. 14, 1997, is based on the performance of the SR&F Balanced Portfolio and SR&F Growth and Income Portfolio, respectively, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving effect to any fee waivers and assuming reinvestment of dividends and capital gains. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

Q&A
--------------------------------------------------------------------------------
An Interview with Harvey Hirschhorn, Portfolio Manager of Stein Roe Advisor Balanced Fund and SR&F Balanced Portfolio

Fund Data
   Investment Objective:

   Seeks long-term growth of capital and current income, consistent with reasonable investment risk by investing primarily in a diversified portfolio of equities, debt securities and cash.

   Sales of Advisor Balanced Fund were suspended as of Nov. 5, 1998, and the Fund will be liquidated by Dec. 7, 1998. The Fund's small asset size and current market conditions prompted this move. For more information, see note #6 in the Notes to Financial Statements section on page 22.

Q: How did the Fund perform?

A: The Fund posted a total return of -0.71 percent for the year ended Sept. 30, 1998, underperforming the Lipper balanced fund peer group return of 3.24 percent.

Q: What affected performance?

A: We maintain holdings in domestic equities, international equities and bonds. Going into this fiscal year, the portfolio was overweighted in international equities and underweighted in domestic equities, as relative valuations appeared more attractive for foreign stocks. However, the performance of international stocks was negative due to the spreading global financial crisis. On the other hand, U.S. stocks, as represented by the S&P 500 Index, performed well, buoyed by continued economic expansion and strong capital inflows. Within our U.S. equity holdings, we had investments in certain sectors -- real estate investment trusts (REITs) and energy -- that continued to underperform. On the positive side, our fixed income investments supported the Fund's performance throughout the year.

Q: Where did you invest domestically?

A: We had large positions in health care stocks, which supported the Fund's performance this year. Specific holdings include Eli Lilly and Pfizer (1.7 percent and 1.2 percent of total net assets, respectively). As growth in the U.S. economy slows, we believe drug companies stand to have better relative profitability as their sales exhibit a tendency to remain firm in difficult times. We also believe the new product pipelines for our drug company holdings make them attractive stocks to own. Based on our continued favorable outlook for this sector, we added Abbott Labs (1.0 percent of total net assets) in the fourth quarter of the fiscal year.
     Retail holdings also helped the Fund's performance. Specific holdings include Wal-Mart and Home Depot (1.8 percent and 1.6 percent of total net assets, respectively). We also added Kohl's and Dollar General (0.8 percent and
0.9 percent of total net assets, respectively) because we have confidence that consumer spending will continue to support the economy into 1999.
     Large-cap growth companies in the technology sector, including Intel, Cisco Systems and Microsoft (1.2 percent, 1.2 percent and 1.2 percent of total net assets, respectively) performed well this year, too. Telephone stocks Ameritech, AirTouch Communications and MCI WorldCom (1.3 percent, 1.2 percent and 1.4 percent of total net assets, respectively) also aided performance.

Q: What hurt performance?

A: Our REIT holdings worked against performance. We thought REITs were attractive investments based on their domestic exposure, high yields and above average earnings growth. However, concerns about new development, overpaying for acquisitions and new government regulations worked against us in that market and the stocks dropped sharply. We sold most of our REIT holdings during the spring prior to further sharp declines. The other disappointment was our energy exposure. With U.S. and European economies expanding, we thought energy prices would hold up better than they did. As economic conditions began to deteriorate in many regions of the world, we reduced our energy position later in the year.
     Setbacks to performance came from telecommuni cations equipment companies that suffered when the market declined in August. Specific holdings were Alcatel, Lucent Technologies, Tellabs and LM Ericsson Telecommunications (0.4 percent, 0.6 percent, 0.4 percent and 1.0 percent of total net assets, respectively). U.S. bank holdings BankAmerica and Citicorp also suffered due to their exposure to Latin America and Russia (1.1 percent and 1.3 percent of total net assets, respectively).

Q: What was your fixed income position this year?

A: Approximately 40 percent of the portfolio's assets were invested in fixed income throughout the year. In general, we maintained a modestly extended duration in fixed income holdings as we anticipated lower interest rates.

Q: What is your current international position?

A: The international equity markets have been more volatile and generally less favorable than the U.S. market given the intensification of financial crises around the globe. We scaled back our positions in international stocks, redeploying the assets in U.S. stocks. We remain committed to investing a portion of the Fund's assets internationally and are searching for opportunities to raise our exposure in the coming months.

Q: What's your outlook for the U.S. economy?

A: We continue to expect modest economic growth in the United States. Although our trade imbalance is restricting economic growth and lower capital spending may further reduce growth, consumer confidence and spending habits could keep economic growth positive. Consumer confidence eased somewhat at the end of this fiscal year due to tumultuous global financial markets and the White House scandal. However, economic data supports a low inflation, low interest rate environment that we believe should provide for solid consumer spending going forward.

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of SR&F Balanced Portfolio's total net assets. Long security positions are disclosed net of short security positions. Portfolio holdings are as of Sept. 30, 1998, and are subject to change. The Adviser currently limits annual expenses to 1.35% of average daily net assets. Absent this limit, total return would be less. Historical performance for Class K shares for the period prior to Feb. 14, 1997, is based on the performance of the SR&F Balanced Portfolio, restated to reflect 12b-1 fees and any other expenses applicable to that class, without giving any effect to fee waivers and assuming reinvestment of dividends and capital gains. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of SR&F Balanced Portfolio; it is not available for direct investment. According to Lipper Analytical Services, Inc., a monitor of mutual fund performance, the median returns for the Fund's balanced fund peer group for the one-, five- and 10-year periods ended Sept. 30, 1998, were 3.24 percent,
11.77 percent and 12.00 percent, respectively.

Foreign investments involve market, political and currency risks not generally associated with U.S. investments.

Q&A
--------------------------------------------------------------------------------
An Interview with Dan Cantor, Portfolio Manager of Stein Roe Advisor Growth & Income Fund and SR&F Growth & Income Portfolio

Fund Data

   Investment Objective:

   Seeks capital growth by investing primarily in a diversified portfolio of common stocks, convertible securities and other equity-type investments issued by well-established companies. In an effort to limit volatility, the portfolio will normally emphasize investments in the equity securities of companies with market capitalizations greater than $1 billion. The Fund is designed to provide more dividend income than a portfolio focused exclusively on growth.

Q: How did the Fund perform?

A: Advisor Growth & Income Fund performed solidly throughout the fiscal year. The Fund's total return for the year ended Sept. 30, 1998, was 3.18 percent, while the Lipper growth and income fund peer group returned -0.45 percent.

Q: What happened to the Fund during the market sell off?

A: Up until recently, some of the portfolio's holdings were up significantly and the Fund's performance was particularly favorable. However, in the summer months, the markets declined sharply and several of the portfolio's financial services holdings sold off. Through July, financial services holdings were the strongest performers. Now, two months later after the financial services sector suffered from global turmoil, these stocks are among the weaker performers. For example, Kansas City Southern Industries (2.6 percent of total net assets) was one of the portfolio's best-performing stocks throughout much of the year, as the market began to appreciate the value of its different businesses. But when the market turned down, this stock suffered due to the companyexposure to declining capital markets.
     Some of our cyclical stocks declined due to a softened outlook for U.S. economic growth as well. For example, investors stayed away from airline stocks fearing that the global crisis would eventually affect future bookings. Although we think some of the concern was warranted, we believe the sell off in this industry was exaggerated. Our holding in Continental Airlines (1.9 percent of total net assets) was affected by the sell off.

Q: What stocks performed well this year?

A: Drug and retail companies performed well throughout the fiscal year and we maintained large positions in each of these sectors. One example is Warner-Lambert (3.8 percent of total net assets), a company whose performance reflects the strength of its pharmaceutical product sales. Other strong performing health care and health care-related companies were Abbott Labs, Bristol-Myers Squibb, Monsanto and SmithKline Beecham (1.4 percent, 2.5 percent,
3.1 percent and 0.6 percent of total net assets, respectively). Three retailers that performed particularly well were TJX, Walgreen Co. and Wal-Mart Stores (1.6 percent, 2.4 percent and 2.8 percent of total net assets, respectively). Late in the year, we reduced our holdings in TJX and Walgreen Co.

Q: Did you restructure the portfolio after the market downswing?

A: We bought a small position in Dupont (0.7 percent of total net assets) after the stock was severely beaten down in the market sell off. We believe this company is undergoing a positive business transformation and we were able to buy it at a price we thought was attractive. We also modestly increased our position in auto parts manufacturer Federal Mogul (0.8 percent of total net assets), because its shares were trading at an attractive price.

Q: How do you plan to invest going forward?

A: We plan to continue to look for good investments in beaten down sectors such as financial services and other cyclical areas, while still trying to make opportunistic purchases in sectors such as health care and retail. As always, we will continue to structure the portfolio in a way that we believe will help to maximize risk-adjusted returns.

Past performance is no guarantee of future results. Share price and investment returns will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the SR&F Growth & Income Portfolio's total net assets. Portfolio holdings are as of Sept. 30, 1998, and are subject to change. The Adviser currently limits annual expenses to 1.40% of average daily net assets. Absent this limit, total return would be less. Historical performance for Class K shares for the period prior to Feb. 14, 1997, is based on the performance of the SR&F Growth & Income Portfolio, restated to reflect 12b-1 fees and any other expenses applicable to that class, without giving any effect to fee waivers and assuming reinvestment of dividends and capital gains. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. According to Lipper Analytical Services, Inc., a monitor of mutual fund performance, the median returns for the Fund's growth and income fund peer group for the one-, five- and 10-year periods ended Sept. 30, 1998, were -0.45 percent, 15.61 percent and
14.15 percent, respectively.

SR&F Balanced Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1998
(Dollar amounts in thousands)
                                                                                                           Number          Market
Common Stocks (62.1%)                                                                                   of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
Automotive (1.6%)
Honda Motor ADRs.................................................................................          27,000        $  1,639
Ford Motor.......................................................................................          52,000           2,441
                                                                                                                      -----------
                                                                                                                            4,080
Banks (9.9%)
Banc One.........................................................................................          50,000           2,131
BankAmerica......................................................................................         106,000           6,373
Bayerische Hypo-Und Vereinsbank..................................................................          29,000           2,134
Citicorp.........................................................................................          64,000           5,948
Freddie Mac......................................................................................          73,000           3,609
Royal Bank of Scotland Group.....................................................................         185,000           2,138
U.S. Bancorp.....................................................................................          60,000           2,134
                                                                                                                      -----------
                                                                                                                           24,467
Building Products (0.9%)
Masco Corp. .....................................................................................          70,000           1,724
Royal Group Technologies Limited (a).............................................................          25,000             419
                                                                                                                      -----------
                                                                                                                            2,143
Chemicals (1.1%)
E. I. du Pont de Nemours.........................................................................          47,000           2,638

Computers (2.3%)
International Business Machines..................................................................          21,000           2,688
Microsoft (a)....................................................................................          27,000           2,972
                                                                                                                      -----------
                                                                                                                            5,660
Consumer Products (1.0%)
Unilever, NY shares..............................................................................          42,000           2,573

Drugs and Health Products (9.1%)
Abbott Laboratories..............................................................................          60,000           2,606
American Home Products...........................................................................          68,000           3,561
Bristol-Myers Squibb.............................................................................          39,000           4,051
Elan ADRs (a)....................................................................................          50,000           3,603
Eli Lilly & Company..............................................................................          72,500           5,678
Pfizer...........................................................................................          29,000           3,072
                                                                                                                      -----------
                                                                                                                           22,571
Electrical Equipment (6.9%)
Emerson Electric.................................................................................          91,000           5,665
General Electric.................................................................................         117,000           9,309
Hubbell, class B.................................................................................          60,000           2,130
                                                                                                                      -----------
                                                                                                                           17,104
Electronics (2.1%)
Intel............................................................................................          43,000           3,687
Sony ADRs........................................................................................          21,000           1,444
                                                                                                                      -----------
                                                                                                                            5,131
Energy Services (2.6%)
AES (a)..........................................................................................          90,000           3,336
Kinder Morgan Energy Partners L.P.  .............................................................          95,441           3,161
                                                                                                                      -----------
                                                                                                                            6,497
Financial Services (0.7%)
Heller Financial (a).............................................................................          78,000           1,872

SR&F Balanced Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number          Market
                                                                                                        of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
Food, Beverage and Tobacco (2.5%)
General Mills....................................................................................          26,000       $   1,820
PepsiCo..........................................................................................          45,000           1,325
Philip Morris....................................................................................          65,000           2,994
                                                                                                                      -----------
                                                                                                                            6,139
Funeral Services (0.8%)
Service Corporation International................................................................          60,000           1,913

Insurance (0.7%)
American International Group.....................................................................          24,000           1,848

Medical Information Systems (1.0%)
IMS Health.......................................................................................          40,000           2,478

Networking (1.2%)
Cisco Systems (a)................................................................................          48,000           2,967

Oil and Natural Gas (3.7%)
British Petroleum ADRs...........................................................................          58,000           5,060
Chevron..........................................................................................          27,000           2,270
Enron............................................................................................          33,000           1,743
                                                                                                                      -----------
                                                                                                                            9,073
Real Estate (0.8%)
Reckson Associates...............................................................................          89,000           2,091

Retail (5.0%)
Dollar General...................................................................................          80,000           2,130
Home Depot.......................................................................................          61,000           2,409
Kohl's (a).......................................................................................          53,000           2,067
Saks.............................................................................................          64,400           1,445
Wal-Mart Stores..................................................................................          82,000           4,479
                                                                                                                      -----------
                                                                                                                           12,530
Telecommunications (6.4%)
AirTouch Communications (a)......................................................................          53,000           3,021
Alcatel..........................................................................................          61,000           1,037
Ameritech........................................................................................          70,000           3,316
Lucent Technologies..............................................................................          23,000           1,588
MCI WorldCom (a).................................................................................          69,000           3,372
Telebras ADRs (a)................................................................................          37,000           2,606
Tellabs (a)......................................................................................          27,000           1,075
                                                                                                                      -----------
                                                                                                                           16,015
Transportation (0.3%)
Canadian National Railway........................................................................          17,000             759

Utilities - Electric (0.9%)
Endesa ADRs......................................................................................          98,000           2,156

Water Treatment Systems (0.6%)
U.S. Filter (a)..................................................................................          95,000           1,520
                                                                                                                      -----------
Total Common Stocks (Cost $104,195)..............................................................                         154,225
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------

SR&F Balanced Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number          Market
Convertible Securities (2.8%)                                                                           of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Securities (2.1%)
Building Products (0.4%)
RYG DECS Trust II 6.875% 11/15/00................................................................         50,000         $    938

Telecommunications (1.7%)
LM Ericsson Telecommunications 4.250% 6/30/00....................................................         450,000           2,419
TCI Pacific Communications 5.000% 7/31/06........................................................           9,000           1,874
                                                                                                                      -----------
                                                                                                                            4,293
                                                                                                                      -----------
Total Convertible Preferred Securities (Cost $3,571).............................................                           5,231
                                                                                                                      -----------
                                                                                                       PRINCIPAL
Convertible Debt Securities (0.7%)                                                                        AMOUNT
                                                                                                        --------
Retail (0.7%)
Home Depot 3.250% 10/1/01
(Cost $950)......................................................................................     $      950            1,653
                                                                                                                      -----------
Total Convertible Securities (Cost $4,521).......................................................                           6,884
                                                                                                                      -----------

---------------------------------------------------------------------------------------------------------------------------------
Bonds and Notes (40.9%)
---------------------------------------------------------------------------------------------------------------------------------

U.S. Government Obligations (22.1%)
U.S. Treasury Bonds
   8.125% 8/15/19................................................................................           7,350          10,070
   7.250% 8/15/22................................................................................           4,300           5,492
U.S. Treasury Notes
   6.375% 5/15/00................................................................................           9,200           9,471
   7.875% 8/15/01................................................................................           6,850           7,487
   6.500% 8/31/01................................................................................           2,750           2,907
   5.750% 8/15/03................................................................................           4,500           4,774
   7.250% 8/15/04................................................................................           5,200           5,964
   6.500% 10/15/06...............................................................................           4,350           4,943
   6.250% 2/15/07................................................................................           3,300           3,709
                                                                                                                      -----------
                                                                                                                           54,817
U.S. Government Agency Mortgage-Backed Securities (5.9%)
FHLMC Gold
   6.500% 2/1/11.................................................................................           1,388           1,418
   6.500% 4/1/11.................................................................................             755             771
   6.500% 10/1/11................................................................................           1,524           1,556
   6.500% 4/1/26.................................................................................             850             866
   6.500% 6/1/26.................................................................................             872             889
FHLMC
   6.500% 4/1/11.................................................................................           1,326           1,355
   6.500% 4/1/26.................................................................................             862             878
   6.500% 2/1/27.................................................................................           2,572           2,619
   6.500% 3/1/27.................................................................................           2,626           2,676
GNMA
   8.000% 7/15/25................................................................................             919             955
   8.000% 3/15/26................................................................................             560             582
                                                                                                                      -----------
                                                                                                                           14,565

SR&F Balanced Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Principal           Market
                                                                                                           Amount           Value
---------------------------------------------------------------------------------------------------------------------------------
Air Transportation (2.3%)
Federal Express 1994 Pass-Through Certificates
   Series A310-A1 7.530% 9/23/06.................................................................         $1,575          $ 1,749
Lockheed Martin 6.550% 5/15/99 ..................................................................          2,500            2,519
United Airlines 1991 Pass-Through Certificates
   Series A1 9.200% 3/22/08......................................................................           1,284           1,546
                                                                                                                      -----------
                                                                                                                            5,814
Chemicals (1.0%)
BOC Group 5.875% 1/29/01.........................................................................          2,500            2,561

Commercial Banks (1.9%)
Den Danske Bank 6.550% 9/15/03...................................................................           2,250           2,392
Deutsche Ausgleichsbank 7.000% 9/24/01...........................................................           2,250           2,381
                                                                                                                      -----------
                                                                                                                            4,773
Construction and Housing (1.0%)
Hanson Overseas 6.750% 9/15/05...................................................................           2,250           2,387

Financial (3.3%)
Ford Motor Credit 6.375% 9/15/99.................................................................           2,750           2,782
Lehman Brothers Holdings 8.375% 2/15/99..........................................................           2,500           2,506
MDC Mortgage Funding Series Q Class 5 8.850% 3/20/18.............................................             273             277
USX 6.850% 3/1/08................................................................................           2,500           2,584
                                                                                                                      -----------
                                                                                                                            8,149
Foreign Government Regional Bonds (1.6%)
Corporacion Andina de Fomento 6.625% 10/14/98....................................................           1,500           1,495
Province of Quebec 6.500% 1/17/06................................................................           2,400           2,538
                                                                                                                      -----------
                                                                                                                            4,033
Mortgage-Backed Securities (0.9%)
American Mortgage Trust Series 1993-3 Class 3B 8.190% 9/27/22....................................           2,144           2,126

Utilities - Electric (0.9%)
National Power 7.125% 7/11/01....................................................................           2,000           2,120
                                                                                                                      -----------
Total Bonds and Notes (Cost $94,220).............................................................                         101,345
                                                                                                                      -----------

---------------------------------------------------------------------------------------------------------------------------------
Short-Term Obligation (0.8%)
---------------------------------------------------------------------------------------------------------------------------------

Commercial Paper (0.8%)
Associates Corp. of North America 5.750% 10/1/98
(Cost $2,090)....................................................................................           2,090           2,090
                                                                                                                      -----------

---------------------------------------------------------------------------------------------------------------------------------
Total Investments (106.6%)
(Cost $205,026)..................................................................................                         264,544

Other Assets, Less Liabilities (-6.6%)...........................................................                         (16,299)
                                                                                                                      -----------
Total Net Assets (100.0%)........................................................................                        $248,245
                                                                                                                      ===========
---------------------------------------------------------------------------------------------------------------------------------

SR&F Balanced Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Market
Securities Sold Short at September 30, 1998, were as follows:                                              Shares           Value
---------------------------------------------------------------------------------------------------------------------------------

BankAmerica......................................................................................          60,000        $  3,608
British Petroleum ADRs...........................................................................          34,000           2,967
Citicorp.........................................................................................          30,000           2,788
Eli Lilly & Company..............................................................................          20,000           1,566
Emerson Electric.................................................................................          20,000           1,245
General Electric.................................................................................          70,000           5,569
Intel............................................................................................           8,000             686
                                                                                                                      -----------
Total Value of Securities Sold Short (Proceeds $15,138) .........................................                         $18,429
                                                                                                                      ===========
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Notes to Portfolio of Investments

(a) Non-income producing security.
(b) At September 30, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $59,518, consisting of gross unrealized appreciation of $68,774 and gross unrealized depreciation of $9,256.

See accompanying Notes to Financial Statements.

SR&F Growth & Income Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Portfolio of Investments at September 30, 1998
(Dollar amounts in thousands)

                                                                                                           Number          Market
Common Stocks (84.2%)                                                                                   of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
Aerospace (1.2%)
Boeing...........................................................................................        119,600       $   4,104

Auto/Truck Parts & Equipment (2.7%)
Federal-Mogul....................................................................................         61,200           2,861
Lear (a).........................................................................................        155,000           6,781
                                                                                                                      -----------
                                                                                                                           9,642
Banks (6.4%)
BankAmerica......................................................................................         60,000           3,608
Chase Manhattan..................................................................................        128,800           5,571
Citicorp.........................................................................................         70,616           6,563
Republic New York................................................................................         50,000           1,975
Wells Fargo & Company............................................................................         13,666           4,851
                                                                                                                      -----------
                                                                                                                          22,568
Broadcasting and Communications (1.6%)
Interpublic Group of Companies...................................................................         60,600           3,269
Tribune..........................................................................................         50,000           2,515
                                                                                                                      -----------
                                                                                                                           5,784
Chemicals (0.7%)
E.I. du Pont de Nemours..........................................................................         45,000           2,526

Computers and Computer-Related (4.9%)
Cisco Systems (a)................................................................................         22,500           1,391
Compaq Computer..................................................................................        195,000           6,167
Intel ...........................................................................................         15,000           1,286
International Business Machines..................................................................         65,000           8,320
                                                                                                                      -----------
                                                                                                                          17,164
Consumer-Related (4.3%)
Avon Products....................................................................................         80,000           2,245
Cendant (a)......................................................................................        144,186           1,676
Gillette.........................................................................................        144,400           5,523
Procter & Gamble.................................................................................         81,000           5,746
                                                                                                                      -----------
                                                                                                                          15,190
Distribution (6.7%)
TJX .............................................................................................        312,800           5,572
Wal-Mart Stores..................................................................................        180,000           9,833
Walgreen Co......................................................................................        190,000           8,372
                                                                                                                      -----------
                                                                                                                          23,777
Electrical Equipment (3.1%)
Emerson Electric.................................................................................        104,000           6,474
Hubbell, class B.................................................................................        130,400           4,629
                                                                                                                      -----------
                                                                                                                          11,103
Energy (3.9%)
Amoco............................................................................................         73,000           3,933
British Petroleum ADRs...........................................................................         73,104           6,378
Enron............................................................................................         62,500           3,301
                                                                                                                      -----------
                                                                                                                          13,612
Entertainment (0.5%)
Walt Disney......................................................................................         66,105           1,673

SR&F Growth & Income Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Number          Market
                                                                                                        of Shares           Value
---------------------------------------------------------------------------------------------------------------------------------
Financial Services (9.9%)
American Express.................................................................................        104,000      $    8,073
Associates First Capital, class A................................................................         45,000           2,936
Fannie Mae.......................................................................................        161,000          10,344
Kansas City Southern Industries..................................................................        261,900           9,166
Nationwide Financial Services, class A...........................................................         37,000           1,681
Washington Mutual................................................................................         78,000           2,633
                                                                                                                      -----------
                                                                                                                          34,833
Food, Beverage and Tobacco (5.0%)
PepsiCo..........................................................................................        160,000           4,710
Philip Morris....................................................................................        198,000           9,120
Sara Lee.........................................................................................         72,000           3,888
                                                                                                                      -----------
                                                                                                                          17,718
Health Care (11.1%)
Abbott Laboratories..............................................................................        117,000           5,082
Baxter International.............................................................................        125,000           7,437
Bristol-Myers Squibb.............................................................................         85,000           8,829
Roche Holdings Limited...........................................................................            200           2,153
SmithKline Beecham ADRs..........................................................................         40,000           2,190
Warner-Lambert...................................................................................        180,000          13,590
                                                                                                                      -----------
                                                                                                                          39,281
Multi-Industry (7.1%)
General Electric.................................................................................         88,000           7,002
Honeywell........................................................................................        109,000           6,983
Monsanto.........................................................................................        195,000          10,993
                                                                                                                      -----------
                                                                                                                          24,978
Paper and Forest Products (1.5%)
Georgia-Pacific..................................................................................         85,000           3,878
Georgia-Pacific Timber Group.....................................................................         75,000           1,458
                                                                                                                      -----------
                                                                                                                           5,336
Rubber, Plastics and Related Products (0.6%)
Goodyear Tire & Rubber ..........................................................................         45,000           2,312

Specialty Chemicals (4.8%)
Ecolab...........................................................................................        345,000           9,811
Solutia..........................................................................................         42,000             948
Union Carbide....................................................................................        141,100           6,085
                                                                                                                      -----------
                                                                                                                           16,844
Telecommunications (3.5%)
AT&T.............................................................................................         30,222           1,766
Bell Atlantic....................................................................................        190,320           9,219
Lucent Technologies..............................................................................         19,588           1,353
                                                                                                                      -----------
                                                                                                                          12,338
Transportation (4.7%)
Burlington Northern Santa Fe.....................................................................        306,000           9,792
Continental Airlines, class B (a)................................................................        180,000           6,795
                                                                                                                      -----------
                                                                                                                          16,587
                                                                                                                      -----------
Total Common Stocks (Cost $184,914)..............................................................                        297,370
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------

SR&F Growth & Income Portfolio Continued
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Principal          Market
Long-Term Notes (0.9%)                                                                                     Amount           Value
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Obligation (0.9%)
U.S. Treasury Note 7.125% 9/30/99
(Cost $2,964)....................................................................................      $   3,000       $   3,074

--------------------------------------------------------------------------------------------------------------------------------
Short-Term Obligations (15.0%)
--------------------------------------------------------------------------------------------------------------------------------
Commercial Paper (14.4%)
Associates Corp. of North America 5.750% 10/1/98 ................................................         17,330          17,330
CSX 5.700% 10/7/98 ..............................................................................          5,000           4,995
Illinois Power 5.700% 10/7/98 ...................................................................          9,575           9,566
Rite Aid 5.880% 10/1/98 .........................................................................          4,000           4,000
Texas Utilities 5.820% 10/1/98...................................................................         15,000          15,000
                                                                                                                     ------------
                                                                                                                          50,891
U.S. Government Obligation (0.6%)
U.S. Treasury Bills 4.880% 10/8/98 (b)...........................................................          2,000           1,998
                                                                                                                     ------------

Total Short-Term Obligations (Cost $52,889)......................................................                         52,889
                                                                                                                     ------------

---------------------------------------------------------------------------------------------------------------------------------
Total Investments (100.1%)
(Cost $240,767) (c)..............................................................................                        353,333

Other Assets, Less Liabilities (-0.1%)...........................................................                           (140)
                                                                                                                     ------------
Total Net Assets (100.0%)........................................................................                       $353,193
                                                                                                                     ============

---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Portfolio of Investments

(a) Non-income producing security.
(b)Security was pledged to cover margin requirements for open futures contracts. The following contracts were open at September 30, 1998:

                                     Number of      Contract                             Unrealized
   Type               Position       Contracts         Value           Expiration              Loss
   S&P 500 Index          Long              75       $19,238       December, 1998              $191

(c) At September 30, 1998, the cost of investments for federal income tax purposes was $240,929. Net unrealized appreciation was $112,404, consisting of gross unrealized appreciation of $120,473 and gross unrealized depreciation of $8,069.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 1998
(All amounts in thousands, except per-share data)
                                                                                        Advisor
                                                                Advisor                  Growth
                                                               Balanced                & Income
                                                                   Fund                    Fund
                                                                -------                --------
Assets
Investment in Portfolio, at value .........................     $   118                 $ 2,010
Cash ......................................................          49                      53
Receivable for fund shares sold ...........................        --                         3
Other assets ..............................................           5                       5
                                                                -------                 -------
   Total assets ...........................................         172                   2,071
                                                                -------                 -------
Liabilities
Payable to investment adviser .............................          39                      39
Payable to transfer agent .................................        --                         2
Payable for fund shares redeemed ..........................        --                         1
Payable to distributor ....................................        --                         1
Other liabilities .........................................          18                      19
                                                                -------                 -------
   Total liabilities ......................................          57                      62
                                                                -------                 -------
   Net assets .............................................     $   115                 $ 2,009
                                                                =======                 =======
Analysis of Net Assets
Paid-in capital ...........................................     $   107                 $ 2,254
Net unrealized appreciation on investments ................          10                       7
Undistributed net investment income .......................           2                       4
Accumulated net realized losses on investments ............          (4)                   (256)
                                                                -------                 -------
   Net assets .............................................     $   115                 $ 2,009
                                                                =======                 =======
Shares outstanding (unlimited number authorized) ..........          11                     174
                                                                =======                 =======
Net asset value per share .................................     $ 10.89                 $ 11.58
                                                                =======                 =======




See accompanying Notes to Financial Statements.

Statements of Operations
For the Year Ended September 30, 1998
(All amounts in thousands)
                                                                                                    Advisor
                                                                                 Advisor             Growth
                                                                                Balanced           & Income
                                                                                    Fund               Fund
                                                                                --------           --------
Investment Income
Interest allocated from Portfolio ...........................................      $   4              $   7
Dividends allocated from Portfolio ..........................................          1                 10
                                                                                   -----              -----
   Total investment income ..................................................          5                 17
                                                                                   -----              -----
Expenses
Accounting fees .............................................................         25                 25
SEC and state registration fees .............................................         19                 19
Amortization of organization costs ..........................................         15                 15
Audit and legal fees ........................................................         11                 10
Trustees' fees ..............................................................          7                  7
Printing and postage ........................................................          6                  6
Expenses allocated from Portfolio ...........................................          1                  6
Transfer agent fees .........................................................       --                    3
12b-1 distribution and service fees .........................................       --                    2
Administrative fees .........................................................       --                    1
Other .......................................................................          1                  2
                                                                                   -----              -----
   Total expenses ...........................................................         85                 96
Reimbursement of expenses by investment adviser .............................        (84)               (84)
                                                                                   -----              -----
   Net expenses .............................................................          1                 12
                                                                                   -----              -----
   Net investment income ....................................................          4                  5
                                                                                   -----              -----
Realized and Unrealized Losses on Investments
Net realized losses on investments allocated from Portfolio .................       --                  (43)
Net realized losses on futures transactions allocated from Portfolio ........       --                 (207)
Net change in unrealized appreciation or depreciation on investments
   and futures transactions .................................................         (6)               (13)
                                                                                   -----              -----
   Net losses on investments ................................................         (6)              (263)
                                                                                   -----              -----
Net Decrease in Net Assets Resulting from Operations ........................      $  (2)             $(258)
                                                                                   =====              =====


See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended September 30, 1998 and
the Period Ended September 30, 1997
(All amounts in thousands)
                                                                                                         Advisor Growth
                                                                         Advisor Balanced Fund           & Income Fund
                                                                            1998       1997 (a)         1998       1997 (a)
                                                                         -------       -------       -------       -------
Operations
Net investment income .................................................  $     4       $    --       $     5       $    --
Net realized losses on investments ....................................     --              (4)         (250)           (6)
Net change in unrealized appreciation or depreciation on investments ..       (6)           16           (13)           20
                                                                         -------       -------       -------       -------
   Net increase (decrease) in net assets resulting from operations ....       (2)           12          (258)           14
                                                                         -------       -------       -------       -------

Distributions to Shareholders
Distributions from net investment income ..............................       (2)         --              (1)         --
                                                                         -------       -------       -------       -------

Share Transactions
Subscriptions to fund shares ..........................................        5           100         3,150           100
Value of distributions reinvested .....................................        2          --               1          --
Redemptions of fund shares ............................................     --            --            (997)         --
                                                                         -------       -------       -------       -------
   Net increase from share transactions ...............................        7           100         2,154           100
                                                                         -------       -------       -------       -------
   Net increase in net assets .........................................        3           112         1,895           114

Total Net Assets
Beginning of period ...................................................      112          --             114          --
                                                                         -------       -------       -------       -------
End of period .........................................................  $   115       $   112       $ 2,009       $   114
                                                                         =======       =======       =======       =======

Undistributed Net Investment Income ...................................  $     2       $  --         $     4       $  --
                                                                         =======       =======       =======       =======

Analysis of Changes in Shares of Beneficial Interest
Subscriptions to fund shares ..........................................        1            10           248            10
Redemptions of fund shares ............................................     --            --             (84)         --
                                                                         -------       -------       -------       -------
   Net increase in fund shares ........................................        1            10           164            10
Shares outstanding at beginning of period .............................       10          --              10          --
                                                                         -------       -------       -------       -------
Shares outstanding at end of period ...................................       11            10           174            10
                                                                         =======       =======       =======       =======

(a) From commencement of operations on February 14, 1997.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

September 30, 1998
(All amounts in thousands)
                                                                                                           SR&F
                                                                                        SR&F           Growth &
                                                                                    Balanced             Income
                                                                                   Portfolio          Portfolio
                                                                                    --------           --------
Assets
Investments, at market value (cost of $205,026 and $240,767, respectively) .....    $264,544           $353,333
Deposit with broker for securities sold short ..................................      17,015               --
Dividends and interest receivable ..............................................       1,340                409
Cash ...........................................................................        --                  230
Other assets ...................................................................        --                   75
                                                                                    --------           --------
   Total assets ................................................................     282,899            354,047
                                                                                    --------           --------
Liabilities
Securities sold short, at market value (proceeds of $15,138) ...................      18,429               --
Loan payable to broker .........................................................      16,000               --
Variation margin payable for futures transactions ..............................        --                  591
Payable to investment adviser ..................................................         115                161
Cash overdraft .................................................................          33               --
Other liabilities ..............................................................          77                102
                                                                                    --------           --------
   Total liabilities ...........................................................      34,654                854
                                                                                    --------           --------
   Net assets applicable to investors' beneficial interest .....................    $248,245           $353,193
                                                                                    ========           ========

See accompanying Notes to Financial Statements.

Statements of Operations
For the Year Ended September 30, 1998
(All amounts in thousands)
                                                                                                           SR&F
                                                                                            SR&F       Growth &
                                                                                        Balanced         Income
                                                                                       Portfolio      Portfolio
                                                                                        --------       --------
Investment Income
Interest ..........................................................................     $  8,545       $  3,201
Dividends .........................................................................        2,362          4,415
                                                                                        --------       --------
   Total investment income ........................................................       10,907          7,616
                                                                                        --------       --------
Expenses
Management fees ...................................................................        1,530          2,188
Accounting fees ...................................................................           31             33
Trustees' fees ....................................................................           19             18
Audit and legal fees ..............................................................           18             17
Custodian fees ....................................................................            7              5
Other .............................................................................           92            109
                                                                                        --------       --------
   Total expenses .................................................................        1,697          2,370
                                                                                        --------       --------
   Net investment income ..........................................................        9,210          5,246
                                                                                        --------       --------
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments .................................................       22,005          5,194
Net realized gains on futures transactions ........................................         --            1,823
Net change in unrealized appreciation or depreciation on investments
   and futures transactions .......................................................      (27,983)          (242)
                                                                                        --------       --------
   Net gains (losses) on investments and futures transactions .....................       (5,978)         6,775
                                                                                        --------       --------
Net Increase in Net Assets Resulting from Operations ..............................     $  3,232       $ 12,021
                                                                                        ========       ========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended September 30, 1998 and
the Period Ended September 30, 1997
(All amounts in thousands)
                                                                                                           SR&F Growth &
                                                                     SR&F Balanced Portfolio             Income Portfolio
                                                                        1998         1997 (a)           1998         1997 (a)
                                                                   ---------       ---------       ---------       ---------
Operations
Net investment income ...........................................  $   9,210       $   6,241       $   5,246       $   4,048
Net realized gains on investments and futures transactions ......     22,005           6,019           7,017           9,775
Net change in unrealized appreciation or depreciation
   on investments and futures transactions ......................    (27,983)         21,679            (242)         38,203
                                                                   ---------       ---------       ---------       ---------
   Net increase in net assets resulting from operations .........      3,232          33,939          12,021          52,026
                                                                   ---------       ---------       ---------       ---------

Transactions in Investors' Beneficial Interest
Contributions ...................................................      4,912         272,915          36,636         306,674
Withdrawals .....................................................    (44,840)        (21,913)        (33,209)        (20,955)
                                                                   ---------       ---------       ---------       ---------
   Net increase (decrease) from transactions in investors'
      beneficial interest .......................................    (39,928)        251,002           3,427         285,719
                                                                   ---------       ---------       ---------       ---------
   Net increase (decrease) in net assets ........................    (36,696)        284,941          15,448         337,745

Total Net Assets
Beginning of period .............................................    284,941            --           337,745            --
                                                                   ---------       ---------       ---------       ---------
End of period ...................................................  $ 248,245       $ 284,941       $ 353,193       $ 337,745
                                                                   =========       =========       =========       =========

(a)From commencement of operations on February 3, 1997.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)

NOTE 1. ORGANIZATION
Stein Roe Advisor Balanced Fund and Stein Roe Advisor Growth & Income Fund (the "Funds") are series of Stein Roe Advisor Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Advisor Balanced Fund and Advisor Growth & Income Fund invest substantially all of their assets in SR&F Balanced Portfolio and SR&F Growth & Income Portfolio (the "Portfolios"), respectively.

    The Portfolios are series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolios commenced operations on February 3, 1997. At commencement, Stein Roe Balanced Fund and Stein Roe Growth & Income Fund contributed $260,013 and $239,175 in securities and other assets to SR&F Balanced Portfolio and SR&F Growth & Income Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. At February 14, 1997, Advisor Balanced Fund and Advisor Growth & Income Fund each contributed cash of $100 to their respective Portfolios. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At September 30, 1998, Balanced Fund and Advisor Balanced Fund owned
99.95 percent and .05 percent, respectively, of the SR&F Balanced Portfolio; and Growth & Income Fund and Advisor Growth & Income Fund owned 99.43 percent and
 .57 percent, respectively, of SR&F Growth & Income Portfolio.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

SECURITY VALUATIONS
All securities are valued as of September 30, 1998. Securities are valued at, depending on the security involved, the last reported sales price, last bid or asked price, or the mean between last bid and asked prices as of the close of the appropriate exchange or other designated time. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

CURRENCY TRANSLATIONS
For purposes of valuation, assets and liabilities are translated into U.S. dollars using currency exchange rates that represent the midpoint between the bid and asked rates as of 4 p.m., London time. Purchases and sales of securities are translated into U.S. dollars using the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

FUTURES CONTRACTS
During the year ended September 30, 1998, SR&F Growth & Income Portfolio entered into stock index futures contracts to either hedge against expected declines of its portfolio securities or as a temporary substitute for the purchase of individual stocks. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a futures contract, the Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

SECURITIES SOLD SHORT
SR&F Balanced Portfolio engages in selling securities short, which obligates the Portfolio to replace a security borrowed by purchasing the same security at the current market value. The Portfolio may incur a gain or a loss between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio has established a margin account with a broker lending the securities sold short. While a short sale is outstanding, the broker retains the proceeds of the short sale in a margin account. The Portfolio may take a loan against the proceeds not exceeding 95 percent of the total deposit. The Portfolio must also place an equivalent amount of securities in a separate account with its custodian.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on their respective percentages of ownership.

    The Funds intend to utilize provisions of federal income tax law, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1998, Advisor Balanced Fund had a capital loss carryforward of $4, which expires in 2005; Advisor Growth & Income Fund had a capital loss carryforward of $257 which expires in 2005 and 2006.

DISTRIBUTIONS TO SHAREHOLDERS
On November 3, 1998, the Board of Trustees declared dividends from net investment income of 15 cents per share for Advisor Balanced Fund and 2 cents per share for Advisor Growth & Income Fund, payable November 20, 1998, to shareholders of record on November 10, 1998.

    Each Fund declares and pays dividends of any net investment income at least quarterly, and any net realized capital gains annually. Shareholder distributions are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.


NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Funds and Portfolios pay monthly management and administrative fees to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and manager. The management fee for SR&F Balanced Portfolio is computed at an annual rate of .55 of 1 percent of average daily net assets up to $500 million, .50 of 1 percent of the next $500 million, and .45 of 1 percent thereafter. The management fee for SR&F Growth & Income Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fees for the Funds are computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, and .10 of 1 percent thereafter.

    The Adviser also provides fund accounting services. For the year ended September 30, 1998, Advisor Balanced Fund, Advisor Growth & Income Fund, SR&F Balanced Portfolio and SR&F Growth & Income Portfolio incurred charges of $25, $25, $31 and $33, respectively.

    The Adviser has agreed to reimburse Advisor Balanced Fund and Advisor Growth & Income Fund to the extent that annual expenses exceed 1.35 percent and 1.40 percent of average daily net assets, respectively. These expense limitations expire on January 31, 2000, subject to earlier termination by the Adviser on 30 days notice.

    Shares of the Funds are distributed by Liberty Funds Distributor, Inc. (the "Distributor"), an indirect, wholly-owned subsidiary of Liberty. The trustees of the Trust have adopted a plan of distribution and service pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan provides that, as compensation for services and/or distribution, the Distributor receives from the Fund a fee at an annual rate not to exceed 0.25 percent of average daily net assets.

    Transfer agent fees are paid to Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty. Prior to October 15, 1997, transfer agent fees were paid to SteinRoe Services Inc., a direct, wholly-owned subsidiary of Liberty.

    Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Advisor Balanced Fund, Advisor Growth & Income Fund, SR&F Balanced Portfolio and SR&F Growth & Income Portfolio for the year ended September 30, 1998, was $7, $7, $19 and $18, respectively. No remuneration was paid to any other trustee or officer of the Trust.

NOTE 4. SHORT-TERM DEBT
To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Funds nor the Portfolios had short-term borrowings during the year ended September 30, 1998.

NOTE 5. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended September 30, 1998, were:

                                       Purchases       Sales
                                        --------    --------
SR&F Balanced Portfolio                 $163,405    $174,870
SR&F Growth & Income Portfolio            43,988      33,683


NOTE 6.  SUBSEQUENT EVENT
The Board of Trustees voted on November 3, 1998, to liquidate Advisor Balanced Fund. The Board directed that sales of fund shares be suspended as of November 5, 1998, and that the Fund be liquidated on December 7, 1998, or sooner if all shareholders have redeemed their interests in the Fund.

    The Board's decision to liquidate the Fund was prompted by the Fund's relatively small size and the belief that, under current conditions, the Fund would not be likely to attract significant new assets in the near future. Funds of nominal asset size generally tend to be inefficient for shareholders. Such funds may have higher expense ratios and less investment flexibility and, consequently, lower rates of return over the long term.

    Adoption of the liquidation basis of accounting had no material affect on the financial statements of Advisor Balanced Fund as assets and liabilities are already stated at fair value.

Financial Highlights
--------------------------------------------------------------------------------
Advisor Balanced Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                    Year Ended     Period Ended
                                                                                 September 30,    September 30,
                                                                                          1998         1997 (c)
                                                                                     ---------        ---------
Net Asset Value, Beginning of Period...........................................      $   11.17        $   10.00
                                                                                     ---------        ---------
Income From Investment Operations
   Net investment income.......................................................           0.31             0.04
   Net realized and unrealized gains (losses) on investments...................         (0.39)             1.13
                                                                                     ---------        ---------
        Total from investment operations.......................................         (0.08)             1.17
                                                                                     ---------        ---------
Distributions
   Net investment income.......................................................         (0.20)               --
                                                                                     ---------        ---------
Net Asset Value, End of Period.................................................      $   10.89        $   11.17
                                                                                     =========        =========
Ratio of net expenses to average net assets (a)................................          1.35%            1.35%(d)
Ratio of net investment income to average net assets (b).......................          2.71%            0.70%(d)
Total return (b)...............................................................         (0.71%)          11.70%
Net assets, end of period (000's)..............................................      $     115        $     112

(a) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 72.48 percent for the year ended September 30, 1998, and 87.83 percent for the period ended
September 30, 1997.
(b) Computed giving effect to the investment adviser's expense limitation undertaking. (c) From commencement of operations on February 14, 1997. (d)
Annualized

--------------------------------------------------------------------------------
SR&F Balanced Portfolio
                                                                        Year Ended     Period Ended
                                                                     September 30,    September 30,
                                                                              1998         1997 (a)
                                                                     -------------    -------------
Ratios to Average Net Assets
Ratio of net expenses to average net assets........................          0.61%            0.60%(b)
Ratio of net investment income to average net assets...............          3.31%            3.52%(b)
Portfolio turnover rate............................................            61%              21%

(a) From commencement of operations on February 3, 1997.
(b) Annualized

Financial Highlights
--------------------------------------------------------------------------------
Advisor Growth & Income Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                    Year Ended     Period Ended
                                                                                 September 30,    September 30,
                                                                                          1998         1997 (c)
                                                                                 -------------    -------------
Net Asset Value, Beginning of Period............................................     $   11.36        $   10.00
                                                                                     ---------        ---------
Income From Investment Operations
   Net investment income........................................................          0.13             0.03
   Net realized and unrealized gains on investments.............................          0.23             1.33
                                                                                     ---------        ---------
     Total from investment operations...........................................          0.36             1.36
                                                                                     ---------        ---------
Distributions
   Net investment income........................................................         (0.14)              --
                                                                                     ---------        ---------
Net Asset Value, End of Period..................................................     $   11.58        $   11.36
                                                                                     =========        =========
Ratio of net expenses to average net assets (a).................................         1.40%            1.40%(d)
Ratio of net investment income to average net assets (b)........................         0.58%            0.54%(d)
Total return (b)................................................................         3.18%           13.60%
Net assets, end of period (000's)...............................................     $   2,009        $     114

(a) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 10.68 percent for the year ended September 30, 1998, and 88.76 percent for the period ended
September 30, 1997.
(b) Computed giving effect to the investment adviser's expense limitation undertaking.
(c) From commencement of operations on February 14, 1997.
(d) Annualized

--------------------------------------------------------------------------------
SR&F Growth & Income Portfolio
                                                                              Year Ended      Period Ended
                                                                           September 30,     September 30,
                                                                                    1998          1997 (b)
                                                                           -------------    -------------
Ratio of net expenses to average net assets..............................          0.65%          0.65%(b)
Ratio of net investment income to average net assets.....................          1.44%          2.04%(b)
Portfolio turnover rate..................................................            11%             7%

(a) From commencement of operations on February 3, 1997.
(b) Annualized

Report of Independent Public Accountants
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of:

Stein Roe Advisor Trust
    Stein Roe Advisor Balanced Fund
    Stein Roe Advisor Growth & Income Fund

SR&F Base Trust
    SR&F Balanced Portfolio
    SR&F Growth & Income Portfolio

We have audited the accompanying statements of assets and liabilities of Stein Roe Advisor Balanced Fund (in the process of liquidation; see Note 6) and Stein Roe Advisor Growth & Income Fund and the accompanying statements of assets and liabilities, including the portfolio of investments, of SR&F Balanced Portfolio and SR&F Growth & Income Portfolio as of September 30, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' and Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the SR&F Balanced Portfolio and SR&F Growth & Income Portfolio included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe Advisor Balanced Fund, Stein Roe Advisor Growth & Income Fund, SR&F Balanced Portfolio and SR&F Growth & Income Portfolio as of September 30, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
November 16, 1998

Stein Roe Advisor Trust
--------------------------------------------------------------------------------
TRUSTEES
Thomas W. Butch
President, Mutual Fund Division and Director,
  Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Director, William Blair Capital Partners

OFFICERS
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Kevin M. Carome, Vice President,
   Assistant Secretary
Erik P. Gustafson, Vice President
James P. Haynie, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Gita R. Rao, Vice President
Michael E. Rega, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President, Secretary
Sharon R. Robertson, Controller
Janet B. Rysz, Assistant Secretary
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

                               Stein Roe & Farnham
                             One South Wacker Drive
                             Chicago, IL 60606-1130
                                www.steinroe.com

                      Liberty Funds Distributor, Inc. 11/98